UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): December 19, 2014

SweeGen, Inc.
(Exact name of registrant as specified in Charter)

Nevada	333-190547	27-1679428
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15 DeAngelo Drive, Bedford, MA		01730
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: 781-271-1588

Aceway Corp. 2620 Regatta Drive, Ste 102, Las Vegas, NV 89128
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On December 23, 2014, SweeGen, Inc., formerly Aceway Corp. (the "Company"), entered into a share exchange agreement (the "Exchange Agreement") with Phytosub, Inc. ("Phytosub"), and The Chen Family Living Trust dated July 16, 2013, the sole shareholder of Phytosub (the "Phytosub Shareholder"), pursuant to which the Phytosub Shareholder transferred all of the issued and outstanding capital stock of Phytosub to the Company in exchange for 25,000,000 shares of common stock of the Company. The transaction also closed on December 23, 2014. As a result, Phytosub, a Nevada corporation formed on December 5, 2014, became a wholly-owned subsidiary of the Company, and the Phytosub Shareholder acquired a controlling interest in the Company (the "Share Exchange").  For accounting purposes, the Share Exchange was treated as an acquisition of Aceway Corp. and a recapitalization of PhytoSub.  PhytoSub is the accounting acquirer, and the results of its operations carryover.  Accordingly, the operations of Aceway Corp. are not carried over and have been adjusted to $0.

In issuing the 25,000,000 shares of common stock to the Phytosub Shareholder, the Company relied upon the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended, as, among other things, the transaction did not involve a public offering and the securities were acquired for investment purposes only and not with a view to or for sale in connection with any distribution thereof.

On December 23, 2014, the Company also entered into a purchase agreement (the "Purchase Agreement") with Armando Espinoza, a former officer and director of the Company, pursuant to which the Company sold and transferred all assets of the Company existing prior to the consummation of the Share Exchange to Mr. Espinoza.  As consideration, Mr. Espinoza (i) surrendered for cancellation 25,000,000 shares of common stock of the Company owned by him; and (ii) assumed any and all liabilities of the Company existing prior to the consummation of the Share Exchange and agreed to assume any and all liabilities of the Company later asserted against the Company that related to the Company's operations prior to the consummation of the Share Exchange.  Giving effect to the cancellation of Mr. Espinoza's 25,000,000 shares and the issuance of 25,000,000 shares to the Phytosub Shareholder pursuant to the Exchange Agreement, the Company's issued and outstanding shares of common stock remained 35,000,020. The transactions contemplated by the Purchase Agreement also closed on December 23, 2014.

The foregoing description of the Exchange Agreement and Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Exchange Agreement and Purchase Agreement, filed as Exhibits 2.1 and 2.2 hereto and incorporated herein by reference.

Stockholder Approval.

The Share Exchange, the Purchase Agreement and related transactions were approved by the holders of a requisite number of shares of the Company's capital stock pursuant to written consents dated as of December 19, 2014.

Changes to Management.

In connection with the transactions contemplated by the Exchange Agreement, effective December 23, 2014, Mr. Espinoza resigned as an officer and director of the Company, and Steven Chen (the co-trustee of the Phytosub Shareholder) was elected as a director of the Company and appointed Chief Executive Officer, Chief Financial Officer, Chief Operating Officer, Secretary and Treasurer of the Company.  In addition, David Braswell and Xiaodan "Oliver" Yu were elected as directors of the Company.

Steven Chen, 49, has over 20 years of experience in developing and manufacturing food ingredients, biological products and dietary supplements.  Since January 1995, to date, Mr. Chen has been the President and owner of Phyto Tech Corp., d/b/a Blue California, a manufacturer of botanical extracts and specialty ingredients.  Since October 2004, to date, Mr. Chen has been the President and Chief Executive Officer of Nutralife Corp., a manufacturer of dietary supplements.  Since June 2009, to date, Mr. Chen has been the President and owner of Protab Laboratories, a nutritional dietary supplement company.  Since April 2010, to date, Mr. Chen has been the President and director of Conagen Inc., a company he co-founded, which employs more than 60 scientists in three cities and focuses on pathway engineering and microbial platform development.  Since July 2013 to date, Mr. Chen has been the director, general manager and owner of Chuzhou Zuiweng Village Ecology and Agriculture Co., Ltd., an agricultural company that cultivates, processes and sells spices and develops biological products.

David Braswell, 54, a securities and mergers & acquisitions attorney, has extensive corporate and securities law experience advising a wide range of clients from emerging businesses to Fortune 500 companies.  Since August 1995 to date, Mr. Braswell has been an attorney at Armstrong Teasdale LLP, where he is a Partner and serves on the firm's Executive Committee.  His practice includes serving as lead counsel to corporations and their boards of directors, providing guidance on compliance issues, strategic plans and operational goals.  Mr. Braswell is a member of the Boards of Directors of four companies, including Juvenile Diabetes Research Foundation - St. Louis Chapter, Guarantee Electrical Company, St. Louis Sports Commission and Quality Metals Company.  Mr. Braswell is a graduate of Stanford University Law School.

Xiaodan "Oliver" Yu, 46, has a B.S. degree from the Department of Biophysics at the Fudan University in Shanghai and a Ph.D. from Department of Biology at the University of South Carolina. His postdoctoral training was at the DuPont Company.  Since April 2010, to date, Dr. Yu has been the Chief Executive Officer and Chief Science Officer of Conagen Inc., a company he co-founded, which employs more than 60 scientists in three cities and focuses on pathway engineering and microbial platform development.  Since April 2010, to date, Dr. Yu has been the Chief Executive Officer of Wuxi NewWay Fermentation Technology Research Institute Co., Ltd., a company he co-founded that develops and manufactures ingredients and products.  Since 2008, to date, Dr. Yu has been the Chief Science Officer of Phyto Tech Corp., d/b/a Blue California, a manufacturer of botanical extracts and specialty ingredients.  From 2009 to 2013, Dr. Yu was also an adjunct professor at Washington University and University of Missouri-Columbia.  From 2001 to 2012, he served as a Principal Investigator at the Donald Danforth Plant Science Center. Dr. Yu has published more than 70 manuscripts and patents in the area of metabolic engineering in plants and synthetic biology in microbes. Dr. Yu is currently also an affiliate staff at the Massachusetts Institute of Technology and serves on the editorial board of several academic journals and the review panels of several federal funding agencies.

Security Ownership of Certain Beneficial Owners and Management.

The following tables set forth certain information as of December 23, 2014 regarding the beneficial ownership of the Company's common stock, taking into account the transactions contemplated by the Exchange Agreement and Purchase Agreement, by (i) each person or entity who, to the Company's knowledge, owns more than 5% of the Company's common stock; (ii) the Company's executive officers; (iii) each director; and (iv) all of the Company's executive officers and directors as a group. Unless otherwise indicated in the footnotes to the following table, each person named in the table has sole voting and investment power and that person's address is at the Company's principal executive offices c/o SweeGen, Inc.  Shares of common stock subject to options, warrants, conversion rights or other rights currently exercisable or exercisable within 60 days of December 23, 2014 are deemed to be beneficially owned and outstanding for computing the share ownership and percentage of the stockholder holding such options, warrants or other rights, but are not deemed outstanding for computing the percentage of any other stockholder.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage Beneficially Owned (1)
Executive Officers and Directors :
Steven Chen (2)	25,000,000	71.43%
David Braswell	0	0%
Xiaodan "Oliver" Yu	0	0%
Armando Espinoza (Former Officer and Director) (3)	0	0%
All executive officers and directors as a group (3 persons)	25,000,000	71.43%

5% Holders :
The Chen Family Living Trust Dated July 16, 2003 (2)	25,000,000	71.43%

(1)	Based on 35,000,020 shares of common stock issued and outstanding as of December 23, 2014.
(2)	Mr. Chen, along with his wife Min Wang Chen, is a co-trustee of The Chen Family Living Trust Dated July 16, 2003, which trust owns 25,000,000 shares of the Company's common stock.
(3)	Mr. Espinoza is a former officer and director of the Company and, as a result of the transactions contemplated by the Purchase Agreement, he no longer beneficially owns any securities of the Company.

Business Plan

Leveraging the experience of Company's new corporate and scientific management team, which has extensive experience in managing and developing large and small private and public companies; pathway engineering; microbial platform development; and developing and manufacturing food ingredients, biological products, dietary supplements and botanical extracts, the Company intends to create value for its shareholders by seeking, developing and acquiring, completely or a substantial interest in, companies or assets that would benefit from or that can be developed using the knowledge and expertise of the Company's management team.  The Company will utilize various vehicles, as each situation dictates, to reach its goals, including but not limited to merger, acquisition, a substantial shareholder interest, financial investment or a combination of these methods.

Item 2.01 Completion of Acquisition or Disposition of Assets.

Reference is made to the disclosure set forth under Item 1.01 of this Current Report on Form 8-K, which disclosure is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

Reference is made to the disclosure set forth under Item 1.01 of this Current Report on Form 8-K, which disclosure is incorporated herein by reference.

Item 5.01 Changes in Control of Registrant.

Reference is made to the disclosure set forth under Item 1.01 of this Current Report on Form 8-K, which disclosure is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Reference is made to the disclosure set forth under Item 1.01 of this Current Report on Form 8-K, which disclosure is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 19, 2014, the majority stockholder of the Company adopted resolutions approving an amendment to the Company's Articles of Incorporation (the "Amendment") to change the name of the corporation from Aceway Corp. to SweeGen, Inc.  The Amendment was filed with the Secretary of State of the State of Nevada on January 8, 2015 and changed the name of the Corporation from Aceway Corp. to SweeGen, Inc., effective January 9, 2015.

Following approval by the Financial Industry Regulatory Authority, the market effective date for the name change was January 12, 2015. In connection with the name change, the trading symbol of the Company's common stock changed to "SWEE".

Item 5.07 Submission of Matters to a Vote of Security Holders.

Reference is made to the disclosure set forth under Item 1.01 and Item 5.03 of this Current Report on Form 8-K, which disclosure is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description
2.1	Share Exchange Agreement by and among Aceway Corp., Phytosub, Inc. and The Chen Family Living Trust dated July 16, 2003, dated as of December 23, 2014
2.2	Purchase Agreement by and between Aceway Corp. and Armando Espinoza, dated as of December 23, 2014
3.1	Amendment to Articles of Incorporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SWEEGEN, INC.

Date: February 17, 2015	By:	/s/ Steven Chen
Name: Steven Chen Title: Chief Executive Officer and Chief Financial Officer